Allocation of Net Income (Loss) and Distributions	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Allocation of Net Income (Loss) and Distributions [Text Block]
Note 4 – Allocation of Net Income (Loss) and Distributions
The components of Net income (loss) within Equity are as follows:

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Net income (loss) allocated to common limited partners’ equity (1)	$856	$(57)	$(2,056)
Net income (loss) allocated to Class B limited partners’ equity	15	(2)	(52)
Net income allocated to general partner’s equity (1) (2)	—	490	590
Net income allocated to Class D limited partners’ equity (3)	—	—	69
Net income allocated to noncontrolling interests	104	88	91
Net income (loss)	$975	$519	$(1,358)
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(1)
Net income (loss) allocated to equity accounts above considers distributions paid to partners during the current reporting period, while Net income (loss) allocated within the Consolidated Statement of Comprehensive Income (Loss) considers distributions declared for the current reporting period, but paid in the subsequent period. The difference between Net income (loss) allocated to equity accounts and Net income (loss) allocated within the Consolidated Statement of Comprehensive Income (Loss) for 2016 is primarily due to the effect of units issued and the conversion of the general partner interest in us to a non-economic interest in conjunction with our Financial Repositioning. The 2015 difference is primarily due to the timing of the waiver of IDRs associated with the Termination Agreement. (See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies.)

(2)	As a result of the first quarter 2017 Financial Repositioning, our general partner no longer receives an allocation of net income.

(3)
Includes amortization of the beneficial conversion feature associated with the Pre-merger WPZ Class D units of $68 million for the year ended December 31, 2015. See following discussion of Class D units.

Common Units
On February 9, 2018, we paid a cash distribution of $0.60 per common unit on our outstanding common units to unitholders of record at the close of business on February 2, 2018.
Class B Units
The Class B units are not entitled to cash distributions. Instead, prior to conversion into common units, the Class B units receive quarterly distributions of additional paid-in-kind Class B units. Effective February 10, 2015, each Class B unit became convertible at the election of either us or the holders of such Class B unit into a common unit on a one-for-one basis. During 2017, 2016, and 2015 we issued 1,163,072, 1,906,001, and 1,058,172, respectively, of additional paid-in-kind Class B units associated with quarterly distributions. On February 9, 2018, we issued 271,008 Class B units associated with the fourth-quarter 2017 distribution.
Class D Units
Pre-merger WPZ Class D units were issued at a discount to the market price of Pre-merger WPZ’s common units. The discount represented a beneficial conversion feature and was being amortized through the originally expected first quarter 2016 conversion date. The remaining unamortized balance was recognized in the first quarter of 2015 due to the ACMP Merger. All Pre-merger WPZ Class D units were converted into common units in conjunction with the ACMP Merger.